September 7, 2010
W. Stancil Starnes Chief Executive Officer
Edward L. Rand, Jr. Chief Financial Officer
Frank B. O’Neil Investor Relations Officer

Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
We especially identify statements concerning our proposed acquisition of American
Physicians Service Group (NASDAQ: AMPH) as forward looking statements and direct your attention to our news release and Current Report on Form 8K, issued on August 31, 2010 for a discussion of risk factors pertaining this proposed transaction.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

Non-GAAP Measures

  Fourth largest
 overall writer
ProAssurance: Quick Facts

6/30/10

M & A Update
  Our acquisition of AMPH announced on
 September 1st
  Expected closing by year-end
  Form A documents already filed in Texas
  Values AMPH at $32.50/share
  1.3x Book Value or 11x First Call EPS estimate
  Modestly accretive to earnings in 2011, after
 one-time charges and restructuring costs

M & A Update
  AMPH in Austin will
 become our regional office
  We will preserve critical
 local claims and
 underwriting
  We offer additional
 balance sheet strength and
 services

Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA and/or E&S States
PICA and/or E&S States
(Birmingham)
(Austin)

M & A Update
  Adding high quality premium in attractive
 states
  Significant growth and opportunity in a difficult
 growth environment

Company	2009 Premium (in millions)
	Texas	Oklahoma	Arkansas
	$ 60	$ 4	$ 2
	6	1	7
ProForma Premium	$ 70	$ 5	$ 9

M & A Update
  Medical/Legal climate in Texas is among the
 most stable in the nation
  AMPH has benefited greatly from improved
 loss trends
  6,700 policyholders in three states with a
 retention rate of over 90%
  All ratings affirmed upon transaction
 announcement

2009:  Consolidation of:
 Mid-Continent General Agency
2009:  Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
Continued Growth Through M&A
  We are skilled at integrating acquisitions

1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970’s
Founding in the 1970’s
1999: Assumed business of:
  Medical Defense Associates (MO)
1999: Assumed business of:
  Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006:  Consolidation of:
 PIC Wisconsin Group
2006:  Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition
Proposed

  Proven discipline in prudently deploying capital
  Building the company and enhancing return
 through M&A
Continuing Capital Management

Book Value Growth Through Q2 2010
Book Value Growth EVERY Year Since Inception
	Cumulative	CAGR
10 year	278%	14%
5 year	151%	20%
1 year	23%	23%
Tables Values Through Year-End 2009

Book Value per Share

Share Prices

Book Value per Share
Share Prices Since Inception
	Cumulative	CAGR
10 year	166%	10%
5 year	37%	7%
1 year	2%	2%
Table Values Through Year-End 2009

Trading Below Historic BV Multiple

Price to Book Multiple
Inception Through September 2, 2010

Enduring Financial Strength
  Emphasizing an appropriate balance of risk vs. return
  Committed to enduring balance sheet strength
  Responding to the low interest rate environment
Stockholder’s Equity Up
Over >60% Since
12/31/06
$ amounts
in Billions

Investments Balance Risk vs. Return
  Key Investment Actions in Q2 10
  Increasing allocation to short-term
 securities as we seek opportunities
 for better returns
  CUSIP-level portfolio disclosure
 on our website:
 www.proassurance.com/investorrelations/supplemental.aspx
$4.0 Billion
Portfolio
$4.0 Billion
Portfolio
Fixed Income: 87%
Short Term: 7%
Short Term: 7%
Equity and Other Investments: 4%
Equity and Other Investments: 4%
BOLI: 2%
BOLI: 2%

6/30/10

Key Advantages

Differentiate In Claims Management
  Claims management has always set us apart
  We combine financial strength with deep expertise
  Give our insureds the option of an uncompromising
 defense of their claim
  Allows us to defend our insureds at trial more often
 than any other company in our line
  Provides long-term financial and marketing
 advantages
  A key differentiating factor in the market
 as claims data becomes public

Claims Trends Remain Favorable
  Frequency trends are
 stable after declining
 since 2006
  The result is fewer
 cases to try
  Severity trends also
 stable
  Trends are much the
 same in states with or
 without Tort Reform

ProAssurance Claims Tried
to a Verdict

The Ohio Example
  Exhaustive, reliable data provided by the Ohio
 Department of Insurance
  Broad range of competitors and business
 approaches
  Pricing
  Underwriting
  Claims handling

www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

Ohio Closed Claims 2005-2008

Ohio Closed Claims 2005-2008

Ohio Closed Claims 2005-2008

Rates Reflect Loss Trends
  Rates on renewing physician business down
 less than 12% from peak pricing in 2006
  Recent rate filings are really minor adjustments

Reserve adequacy
  Net favorable development continues
  We remain confident in current reserve levels
  Our levels compare favorably to external
 actuarial reviews from Tillinghast and E&Y

The Effect of Healthcare Reform
  No immediate effect—no meaningful Tort
 Reform in the bill
  Demonstration projects do not provide meaningful
 reform or immediate data
  More patients will ultimately require more
 physicians and ancillary providers
  Known: More customers for us
  Unknown: Effect on the medical/legal environment
  More frustration in the system?
  More unexpected outcomes?

Responding to Changes in HealthCare
  Projected sector growth through 20181
  Physician’s Assistants  39%
  Medical Assistants  36%
  Licensed Nurses  34%
  Chiropractors   31%
  Physicians and Surgeons 22%
  Podiatrists   9%
  We have enhanced our ability to write these
 classes of business through the acquisition
 of PICA and ProAssurance Mid-Continent
 General Underwriters
1Bureau of Labor Statistics 2008 to 2018 Projections

Preparing for State Changes
  We are prepared, operationally and financially,
 if Tort Reforms are struck down in our states
  Too soon to see changes connected to decisions in
 Illinois and Georgia
  We never give advance credit for untested
 reforms unless required by law or regulation
  Prices are set and reserves established as if there
 is no tort reform, until results reflect otherwise

Maximizing Our Potential

Driven by Operational Excellence
  Fourth straight year as one of the
 50 top performing property casualty
 insurance companies
  Top 3% of all P&C companies

Focused on Shareholder Value
  Producing sustainable shareholder value
  Finding the right M & A opportunities
  Growing Book Value per Share
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market
  Leveraging financial strength
  Protecting the balance sheet
  Maintain our leading market position
  Building strength for the next cycle turn

September 7, 2010
W. Stancil Starnes Chief Executive Officer
Edward L. Rand, Jr. Chief Financial Officer
Frank B. O’Neil Investor Relations Officer

Discussion Materials for Meetings

Effective & Experienced Management

W. Stancil Starnes, J.D.
Chairman & Chief Executive Officer
sstarnes@proassurance.com
(205) 877-4400
Company Tenure: 3 Years
Prior MPL Experience: 29 Years
Industry & Related Experience: 32 Years
Formerly in the private practice of law in MPL defense and
complex corporate litigation.

Victor T. Adamo, J.D., CPCU
President
vadamo@proassurance.com
(205) 877-4400
Company Tenure: 25 Years
Prior MPL Experience: 5 Years
Industry & Related Experience: 30 Years
Formerly in the private practice of corporate law.

Jeffrey L. Bowlby, A.R.M.
Sr. Vice-President & Chief Marketing Office
jbowlby@proassurance.com
(517) 347-6306
Company Tenure: 12 Years
Prior MPL Experience: -
Industry & Related Experience: 26 Years
Career-long experience in insurance sales and marketing,
most recently as SVP for Marketing with Meadowbrook.

Howard H. Friedman, F.C.A.S.
Sr. Vice-President & Chief Underwriting Officer
hfriedman@proassurance.com
(205) 802-4796
Company Tenure: 14 Years
Prior MPL Experience: 16 Years
Industry & Related Experience: 30 Years
Career-long experience in MPL company operations
and management. Former ProAssurance CFO.

Jeffrey P. Lisenby, J.D.
Sr. Vice-President, General Counsel & Secretary
jlisenby@proassurance.com
(205) 445-2668
Company Tenure: 9 Years
Prior MPL Experience: -
Industry & Related Experience: 9 Years
Formerly in the private practice of law.

Frank B. O’Neil
Sr. Vice-President & Chief Communications Officer
foneil@proassurance.com
(205) 877-4461
Company Tenure: 23 Years
Prior MPL Experience: -
Industry & Related Experience: 23 Years
Formerly a television news executive and anchor.

Edward L. Rand, Jr., CPA
Sr. Vice-President & Chief Financial Officer
erand@proassurance.com
(205) 802-4718
Company Tenure: 6 Years
Prior MPL Experience: -
Industry & Related Experience: 18 Years
Career-long experience in insurance finance and
accounting. Most recently Chief Accounting Officer for
Partner Re.

Darryl K. Thomas, J.D.
Sr. Vice-President & Chief Claims Officer
dthomas@proassurance.com
(205) 445-2668
Company Tenure: 12 Years
Prior MPL Experience: 10 Years
Industry & Related Experience: 22 Years
Career-long experience in MPL claims management.

Hayes V. Whiteside, M.D.
Sr. Vice-President & Chief Medical Officer
hwhiteside@proassurance.com
(205) 445-2670
Company Tenure: 6 Years
MPL Experience: -
Industry & Related Experience: 27 Years
Formerly in the private practice of Urology.

  Average executive tenure through VP level is 16 years

Financial & Investments

Financial Highlights

in millions, except per share data
 Q2 12/31
2010 2009 2009 2008
Gross Premiums Written $ 256 $ 266 $ 554 $ 471
Net Investment Income  75  74  151  158
Net Income (Includes Investment Losses)  78  82                    222      178
Operating Income  82  84  215  207
Net Income/Diluted Share $2.40 $ 2.46 $6.70 $ 5.22
Operating Income/Diluted Share $2.50 $ 2.50  $6.49 $ 6.07
Total Assets $4,737  $ 4,647 $ 4,281
Shareowners’ Equity $1,793  $ 1,705 $ 1,424
 6/30/10 12/31/09 12/31/08

Excess Capital vs. Excess Capacity

“A” Rating
Threshold
Conceptual Model of Projected
A. M. Best BCAR Scores if
  Premiums Increase
  Surplus is Reduced

Investment Income Provides No Cushion

Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages
Combined Ratio
required to generate
a 13% after-tax ROE

The Importance of Investment Income

Year
1
Year
2
Year
3
Year
4
Year
5
Year
6
Year
7
Year
8
Incident
Occurs
Discovery
and
Preparation
Claim
Reported
Trial
and
Appeals
Resolution
5-6 Years
After
Claim
Reported
Life Cycle of a Typical Claim

The Importance of Investment Income

No Change to Investment Strategy
  Our focus is on protecting the balance sheet and
 growing book value
  We are not extending duration for yield
  Main pressures in investments are declining yield and
 lower cash balances
  Cash put to work in 2009 as we gained confidence
  2009 net realized investment gains: $12.8 million
  2008 net realized investment losses: $51 million
  Includes $47 million in OTTI
  Q1 2010 net realized investment losses: < $1 million

Strategy: Investment Discipline
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

Fixed Income Breakdown
  $3.5 Billion in Fixed Income
  Average fixed maturity
 duration: 4.1 years
  Average tax-equivalent
 yield: 5.0%
  97% investment grade
  Weighted average: AA-

6/30/10

Asset Backed: $719 Million
  Weighted average rating: “AA+”
Bloomberg Data
6/30/10
Further Details Provided
on Sub-Prime and CMBS
on following pages

Sub-Prime Detail

  $8.1 million market value in AFS portfolio
  $2.2 million unrealized loss
  $3.6 million market value in
 high-yield LP rated “B”
  LP’s focus is distressed ABS
At 6/30/10	Vintage
$5.3 Mln	2004 & Prior
$2.8 Mln	2005
Quality & Vintage information only on direct holdings at 6/30/10

CMBS Detail
  Vintages
  2005 & Prior- $69 million
  2006- $39 million
  2007- $0.4 million
  Top Property Types
  Office: 50% of CMBS portfolio
  Retail Anchored: 38% of CMBS portfolio
  Mixed Use: 7% of CMBS portfolio
  Other: 5% of CMBS Portfolio

6/30/10

CMBS Detail
  $108 million Fair Value in non-agency CMBS
  Book Value: $105 million (3% of fixed income portfolio)

At 6/30/2010	Quality
$ 103.0 Mln	AAA
$ 3.1Mln	AA
$ 0.8 Mln	A
$ 0.9 Mln	BB+
At 6/30/2010	Wtd Avg LTV
21%	<65%
23%	=65-70%
40%	<70-75%
16%	=75-85%
At 36/30/2010	Credit Support
42%	>30%
41%	20% - 30%
12%	10% - 20%
5%	Less than 10%
At 6/30/2010	Deal Cumulative Delinquencies
14%	0.0% - 1.0%
17%	1.0% - 3.0%
10%	3.0% - 5.0%
30%	5.0% - 10.0%
29%	>10.0%
At 6/30/2010	Debt Service Coverage
76%	=>1.5x
18%	1.4x-1.5x
6%	1.3x-1.4x
6/30/10

Municipals: $1.3 Billion

6/30/10

Corporates: $1.1 Billion
  Weighted Average Rating: A
  29% of Total Investments

6/30/2010

Corporate: Detail on Financials
  Top 20 Largest Banks/Financials: $ 230 million
  $60 mm FDIC backing
BA $41 ($22)	Boeing Cap $7
JPM $23 ($14)	BNY $6
GECC $23 ($4)	US Bank $6
MS $19 ($6)	FMCC $5
Amex $16	National Rural $5
GS $14 ($2)	Deutsche Bank $5
Citi $13 ($5)	Depfa ACS -Covered $5
Wells $12	John Deere Cap $5 ($2)
Eurohypo $8	NY Commercial Bank $5 ($5)
Credit Suisse $8	BlackRock $4
FDIC backed amounts listed in parentheses

6/30/10

Treasury/GSE: $274 Million
  Average Rating: AAA

6/30/2010

Equities & Other: $154 Million

6/30/10

Return by Quarter: Equities & Other

Cumulative Return: Equities & Other

Growth in Investment vs. Reserves

  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+
BOLI: $66 Million

6/30/10

Sales & Marketing Highlights

The State of the Market

The State of the Market
  Prices have been falling yet profitability
 remains high
  Continued low interest rates must enforce
 discipline sooner or later
  Frequency is no longer declining
  Only a matter of time before frequency moves
 higher
  But when?
  Severity is trending upward at expected,
 manageable rates (4%-5%) in most states

Distribution Sources
  We remain primarily agent-driven
  Direct in Alabama, Florida and in all states for
 Podiatric business
  Dual distribution working in DC and parts of
 Missouri

New Business Acquisition Trends
  Profitable new business can be found
  New business added in a number of states
  Retention is at historical highs
  The market is equal parts pricing sanity and
 insanity

Retention trends
  Retention was 88% in Q1 2010
  Retention was 88% overall in 2009
  Despite competitors' pricing we are retaining
 business

Competition
  We have see no new large scale competitors
  Greatest competition is physicians moving into
 hospital captives and large clinic alternative risk
 transfer programs
  We will address these issues through new products
 and new approaches to our business partners
  Some consolidation among start-ups
  Pricing largely a non-factor due to the soft market

Terms and Conditions
  One-off concessions by many carriers
  Tail coverage
  Prior acts
  Slot rating

Lawyers Professional Liability
  Historical book performing as expected
  MGA’s producing new business as expected in
 market previously unserved
  Primarily western US (Greyhawk) and
 mid-Atlantic (ProLawyer)

Reinsurance

Reinsurance Overview

  No real change in pricing
  Somewhat surprising to us
  Interest remains high in our program
  Aspen, Hannover and Transatlantic lead our
 program
  Solid mix of London, US and Bermudan
 companies

Additional Claims Highlights

Loss Trends
  Frequency remains at historically low levels
  No longer declining
  Some signs of frequency returning
  Severity is manageable
  Fewer cases for us to try
  We are trying the same percentage of our
 claims inventory

New Claims Opened Each Year
New Claims Opened Each Year
6,577
5,340
4,729
4,382
3,880
Claims are level from
2008 to 2009
3,890

No Emerging Claim Hotspots
  No unexpected claims trends are emerging by
 specialty
  Greater public access to claims outcome data
 should fuel renewed attention to claims defense

Risk Management Highlights

We Are a Doctor-Focused Company
  We value physician input and seek partnerships
 with organized medicine
  Endorsed in Alabama, D.C., Indiana and Wisconsin
  Physician involvement at all levels of the
 organization
  Led by Hayes Whiteside, M.D., SVP and Chief
 Medical Officer
  We actively participate in national and state tort
 reform efforts

Risk Management Scope
  Approximately 80% of insureds are “touched”
 by risk management programs each year
  Risk management publications provide
 specialty-specific advice
  State-specific publications target current event
 issues
  Risk Resource center provides immediate
 access to risk management advice in dynamic
 situations